SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

September 7, 2004
Date of Report (Date of Earliest Event Reported)

HARRIS INTERACTIVE INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-27577	16-1538028

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

135 Corporate Woods, Rochester, New York	14623

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number Including Area Code: (585) 272-8400

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2       -       Financial Information

Item 2.02.       Results of Operations and Financial Condition.

On September 7, 2004, Harris Interactive Inc. (the “Company”) issued a press release announcing an adjustment to its previously reported after-tax earnings for the fiscal quarter and year ended June 30, 2004, which were reported under a Form 8-K furnished on July 29, 2004. The adjustment results in a reclassification between two stockholders’ equity accounts and impacts the Company’s income tax benefit previously reported, as well as the after-tax earnings previously reported. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

This information is not “filed” pursuant to the Securities Exchange Act of 1934 and is not incorporated by reference into any registrations under the Securities Act of 1933. Additionally, the submission of this Report on Form 8-K is not an admission as to the materiality of any information in the Report that is required to be disclosed solely by Regulation FD.

Section 9       -       Financial Statements and Exhibits

Item 9.01.       Financial Statements and Exhibits.

(c)       Exhibits.

Exhibit 99.1	Press Release issued by Harris Interactive Inc. on September 7, 2004 announcing an adjustment to its previously reported after-tax earnings for the fiscal quarter and year ended June 30, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS INTERACTIVE INC.
(Registrant)

By: Name: Title:	/s/ Bruce A. Newman Bruce A. Newman Chief Financial Officer (Principal Financial Officer)

Dated: September 7, 2004

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

Exhibit 99.1	Press Release issued by Harris Interactive Inc. on September 7, 2004 announcing an adjustment to its previously reported after-tax earnings for the fiscal quarter and year ended June 30, 2004.